UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 16, 2025

Comfort Systems USA, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13011	76-0526487
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

675 Bering Drive, Suite 400
Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 830-9600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FIX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (c)

On December 19, 2025, Comfort Systems USA, Inc. (the “Company”) announced that Trent T. McKenna will transition from his current role as the Company’s Executive Vice President and Chief Operating Officer to the role of Company President and Chief Operating Officer, effective January 1, 2026. In connection with his appointment as President and Chief Operating Officer, Mr. McKenna will be entitled to receive an annual base salary equal to $850,000 and will have a target bonus opportunity equal to 115% of his base salary. In addition, Mr. McKenna will receive a long-term incentive award, consisting of time-vesting restricted stock units and performance-vesting restricted stock units, with a grant date value equal to 400% of his base salary, and will continue to participate in the Company’s Executive Severance Policy on the terms specified therein.

Mr. McKenna’s age, business experience and other related information is included in Part I, Item 4A of the Company’s Annual Report on Form 10-K for the year-ended December 31, 2024 and is incorporated by reference herein. There are no other changes to Mr. McKenna’s relationship with the Company.

On the same date, Laura F. Howell announced her intention to retire as Senior Vice President, General Counsel and Secretary of the Company, effective December 31, 2025.

ITEM 7.01 Regulation FD Disclosure.

On December 19, 2025, the Company issued a press release announcing Mr. McKenna, Ms. Howell and Ms. Eslicker’s transitions within the Company. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

99.1	Press Release of Comfort Systems USA, Inc. dated December 19, 2025, announcing leadership transitions and appointments.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMFORT SYSTEMS USA, INC.

By:	/s/ Laura F. Howell
Laura F. Howell
Senior Vice President and General Counsel

Date:  December 19, 2025